STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS (MODIFIED CASH BASIS) - EBP 003 - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Investment at Fair Value:
Plan Interest in Master Employee Benefit Plan Trust (Note 3)	$ 425,816	$ 375,627
Total Investment	425,816	375,627
Receivable:
Notes Receivable from Participants	7,848	7,990
Total Receivable	7,848	7,990
Total Assets	433,664	383,617
LIABILITIES	0	0
NET ASSETS AVAILABLE FOR BENEFITS	$ 433,664	$ 383,617